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                                                                    EXHIBIT 99.1

                           LEASE TERMINATION AGREEMENT

      This LEASE TERMINATION AGREEMENT, made as of October 4, 2001, between THE RECTOR, CHURCH WARDENS AND VESTRYMEN OF TRINITY CHURCH IN THE CITY OF NEW YORK, having its office and address at 74 Trinity Place in the Borough of Manhattan, City, County and State of New York (hereinafter referred to as the "Landlord") and STARMEDIA NETWORK, INC., having an address at 75 Varick Street, New York, New York (hereinafter referred as the "Tenant").

                              W I T N E S S E T H:

      WHEREAS, the Landlord and the Tenant entered into an agreement of lease dated as of November 22, 1999 and amended as of October 5, 2000 (the "Lease"), wherein the Landlord let to Tenant and Tenant took and hired from the Landlord the entire 8th and 9th floors as described in the Lease (the "Premises"), in the building of the Landlord known as One Hudson Square and located at 75 Varick Street, New York, New York, for a term to expire on or about November 30, 2011, at the rentals and upon the other terms, covenants and conditions in such Lease set forth;

      WHEREAS, Landlord and Tenant have agreed to an earlier termination of the Lease, on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the mutual promises of the parties hereto, Landlord and Tenant hereby agree as follows:

      1. Landlord and Tenant agree that, subject to the provisions of this Agreement, the term of the Tenant in the Premises, under the Lease, shall terminate and come to an end as of 12:00 a.m. on October 5, 2001, (the "Lease Termination Date"), as if said date were the date originally specified in the Lease for the expiration of the term to the intent and purpose that all the term, right and estate of the Tenant, with respect to the Premises, shall expire on such date. Not later than the Lease Termination Date, time being of the essence, the Tenant shall quit, vacate and surrender and terminate its occupancy of the Premises and surrender the Premises to the Landlord, "broom clean" in "as is" condition.

      2. (a) Simultaneously with the Lease Termination Date, the Landlord is entering into a license agreement with The Bank of New York ("BNY") relating to the Premises. The Landlord understands that BNY intends to enter into a sublicense (the "Sublicense") with the Tenant pursuant to which the Tenant will be granted a license to occupy a portion of the Premises (the "Sublicensed
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Space") until November 9, 2001 (the "Sublicense Termination Date"), and the
Landlord hereby consents to such sublicense.

      (b) In connection with this Agreement and the Tenant's sublicensing the Sublicensed Space, the Landlord confirms that (i) the Tenant has paid all fixed rent and all escalations amount payable under Article Thirty of the Lease for all periods through September 30, 2001 (ii) the electric current furnished to the Tenant pursuant to the Lease does not exceed any limitation in the Lease on the Tenant's demand for, or consumption of electric current, (iii) the Landlord will make available to BNY, as the licensee of the Premises, all of the services which were previously made available to the Tenant under the terms of the Lease (it being understood that to the extent that the Lease provided for the payment to the Landlord of a separate charge for any such service, then (regardless of whether or not so provided in the License) the Landlord will only be required to furnish any such service to the extent that it receives the separate charge therefor at the rate set forth in the Lease), and (iv) to the Landlord's knowledge, the Tenant's use or occupancy of the Premises, as of the Lease Termination Date, does not presently in any manner (x) exceed the design loads for the building or exceed the capacity of the building systems providing exhaust, heating, cooling, ventilation, electrical, life safety, water, sewer or other utility or safety services to the building.

      (c) Paragraph (b) of Article Four of the Lease requires the Tenant to convey to the Landlord all of its right, title and interest in and to all permanent alterations, decorations, additions and improvements and other fixtures made by or on behalf of the Tenant in the Premises, (hereinafter collectively referred to as the "Tenant Improvements"). The Landlord understands that (i) the Tenant intends to transfer and convey the Tenant Improvements to BNY, and (ii) the Tenant has also agreed to sell to BNY the furniture, equipment, trade fixtures of the Tenant listed in Schedule 1 hereto (the "Tenant Personal Property").

      (d) In accordance with the provisions of Lease relating to the surrender of the Premises, the Tenant agrees that, prior to the Lease Expiration Date, it will remove from the portion of the Premises which does not constitute the Sublicensed Space, all stock, furniture, machinery and equipment personal property, rubbish and debris from the Premises (other than the Tenant Personal Property, the Tenant Improvements and the "Ancillary P & E" as (defined in the Sublicense)). The Tenant shall not be required to remove any Tenant Personal Property or any such stock, furniture,


                                      -2-
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machinery and equipment or personal property from the Sublicensed Space. The
Landlord agrees that to the extent that the Tenant is transferring any Tenant Improvement to BNY, the Landlord waives the requirement that any such Tenant Improvement be transferred to the Landlord and any requirement that the Tenant remove any such Tenant Improvement.

      3. The Tenant agrees that it will fully and faithfully perform the terms and conditions of the Lease through the Lease Termination Date and will pay all amounts accruing under the Lease through the Lease Termination Date, except that the Tenant will not be required to pay fixed rent or any escalation payable pursuant to Article Thirty of the Lease which would accrue with respect to any period commencing after September 30, 2001.

      4. (a) Pursaunt to Article Twenty-Nine of the Lease, the Landlord currently holds as a security for the Tenant's performance of its obligations under the Lease a letter of credit in favor of the Landlord in the amount of $5,000,000 (the "Letter of Credit"). Simultaneously with the execution of this Agreement, the Landlord agrees to execute a notice to Citibank releasing all rights the Landlord has in the Letter of Credit (the "Notice"). The Letter of Credit and the Notice shall be placed in escrow with the Tenant's attorney's, Baer, Marks & Upham, (the "Escrow Agreement"), and shall be released from such escrow upon the Tenant's vacating and surrendering the Sublicensed Space. The rights and obligations of the Escrow Agent are set forth in Schedule 2 hereto and are hereby incorporated by reference.

      (b) In lieu of the Letter of Credit which is being released in accordance with paragraph 4(a) above, simultaneously upon Tenant's receipt of the first installment of the Surrender Fee from BNY, as such term is defined in the Sublicense Agreement, Tenant shall deposit with the Landlord the sum of $120,000.00 to be held as security (the "Replacement Security") pursuant to Article Twenty-Nine of the Lease to insure the Tenant's payment of all electricity charges (the "Electricity Charges") accuring prior to the Lease Termination Date in accordance with the terms of the Lease. The Tenant agrees that the Letter of Credit will not be surrendered or returned to the Tenant or the issuing bank until the Replacement Security has been deposited with the Landlord. The Landlord shall deduct from the Replacement Security the Electricity Changes due and owing through the Lease Termination Date and shall promptly return the remaining balance, if any. The foregoing is without prejudice to the Tenant's right to dispute the amount of the Electricity Charges.

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      5. The Landlord and the Tenant agree that the provisions of paragraph 12F of the Sublicense are hereby incorporated by reference. Landlord and Tenant agree to indemnify and hold one another harmless from and against all demands, liabilities, losses, causes of action, damages, costs and expenses (including, without limitation, attorneys' fees and disbursements) suffered or incurred in connection with any claims for a brokerage commission, finder's fee, consultation fees or other compensation arising out of any conversations or negotiations had by the party against whom indemnification is claimed with any broker or other party, except for Williamson Picket & Gross, Inc., and Newmark Company Real Estate Group, Inc., in connection with this Lease Termination or the Sublicense.

      6. This Agreement may be signed in counterparts and delivered by facsimile transmission.

      IN WITNESS WHEREOF, the parties have caused these presents to be duly executed as of the day and year first above written.

                                             THE RECTOR, CHURCH WARDENS AND
                                             VESTRYMEN OF TRINITY CHURCH IN
                                             THE CITY OF NEW YORK

                                             By: /s/ Stephen D. Heyman
                                                --------------------------------
                                                Director of Leasing
                                                STEPHEN D. HEYMAN

                                             By: /s/ Daniel Paul Matthews
                                                --------------------------------
                                                Dr. Daniel Paul Matthews
                                                Rector


                                             STARMEDIA NETWORK, INC.

                                             By: /s/ Enrique Narciso
                                                --------------------------------
                                                Name: Enrique Narciso
                                                Title: President/CEO


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                                   SCHEDULE 1

                            TENANT PERSONAL PROPERTY
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                   FURNITURE FIXTURES AND EQUIPMENT INVENTORY
                   1 HUDSON SQUARE ENTIRE 8TH AND 9TH FLOORS

--------------------------------------------------------------------------------
QUANTITY     DESCRIPTION
--------------------------------------------------------------------------------
17           Risom Lounge Chair
--------------------------------------------------------------------------------
27           Jamaica Barstool
--------------------------------------------------------------------------------
6            Tulip Chair with Swivel Action
--------------------------------------------------------------------------------
32           Aeron Single Stage Pneumatic Lift
--------------------------------------------------------------------------------
6            Davisfur Rectangular Top 6'-0 x42"
--------------------------------------------------------------------------------
16           Davisfur Rectangular Top 5'-0 x42"
--------------------------------------------------------------------------------
1            Davisfur 72" diameter top
--------------------------------------------------------------------------------
122          Vitrasea Persona Plus Manger Chair with Arms
--------------------------------------------------------------------------------
17           Dr. No (Phillipe Starck)
--------------------------------------------------------------------------------
61           2 High Lateral File
--------------------------------------------------------------------------------
20           3 High Lateral File
--------------------------------------------------------------------------------
6            4 High Lateral File
--------------------------------------------------------------------------------
2            Chauffeuse Delta Armless Lounge Chair
--------------------------------------------------------------------------------
1            Chauffeuse Delta Table
--------------------------------------------------------------------------------
1            Oval Top Table
--------------------------------------------------------------------------------
3            Webb 4 Long Back Side Chair
--------------------------------------------------------------------------------
10           Webb 2 Mid Back Executive Chair
--------------------------------------------------------------------------------
1            Zanotto Nanotta 3 Seater Sofa
--------------------------------------------------------------------------------
1            Noguchi Table
--------------------------------------------------------------------------------
1            Zepher End Table
--------------------------------------------------------------------------------
1            Otera Rectangular Conference Table
--------------------------------------------------------------------------------
2            Gehery Chair
--------------------------------------------------------------------------------
1            Stadium Lounge Chair
--------------------------------------------------------------------------------
1            Stadium Sofa
--------------------------------------------------------------------------------
3            Prado Table
--------------------------------------------------------------------------------
3            Attache Series Credenza
--------------------------------------------------------------------------------
1            The 21 Hotel Format Grand Suite Collection Arm Chair
--------------------------------------------------------------------------------
7            Gemini 60x60, 5x10 Overall with Intercept Data/Electric Unit
--------------------------------------------------------------------------------
126          Pedestal - One Pencil Two File Drawers
--------------------------------------------------------------------------------
9            Calida Floor Lamp
--------------------------------------------------------------------------------
46           Lounge Chair Spring Collection
--------------------------------------------------------------------------------
4            Sofa with Modular Back/Armrest Units
--------------------------------------------------------------------------------
5            Arm Chair
--------------------------------------------------------------------------------
13           End Table
--------------------------------------------------------------------------------
1            Gemini Series 60" Diameter Top with Intercept Data/Electrical Unit
--------------------------------------------------------------------------------
18           Coffee Table
--------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------
QUANTITY        DESCRIPTION
--------------------------------------------------------------------------------
20              Lounge Chair with Casters
--------------------------------------------------------------------------------
3               45 Degree Table
--------------------------------------------------------------------------------
8               Elliptical End Arm Left
--------------------------------------------------------------------------------
3               Elliptical Intermediate Arm
--------------------------------------------------------------------------------
3               Ottoman
--------------------------------------------------------------------------------
482             Amicus Synchro-Tilt Mid-Back Chairs
--------------------------------------------------------------------------------
436             Chronicle Mobile Pedestal
--------------------------------------------------------------------------------
215             Seat Cushion For Chronicle Mobile Pedestal
--------------------------------------------------------------------------------
178             Delta Table/Right
--------------------------------------------------------------------------------
178             Delta Table/Left
--------------------------------------------------------------------------------
716             Open End
--------------------------------------------------------------------------------
352             Lockable Casters
--------------------------------------------------------------------------------
386             Modesty Panel
--------------------------------------------------------------------------------
366             Table Rail
--------------------------------------------------------------------------------
181             Translucent Screen
--------------------------------------------------------------------------------
17              Flush Plate
--------------------------------------------------------------------------------
2               Corner Gable
--------------------------------------------------------------------------------
49              Full Gable
--------------------------------------------------------------------------------
17              Shared Half Gable
--------------------------------------------------------------------------------
4               Inside Modesty
--------------------------------------------------------------------------------
17              Box/Box/File
--------------------------------------------------------------------------------
18              File/File
--------------------------------------------------------------------------------
45              Storage Cabinet with Hinged Doors
--------------------------------------------------------------------------------
33              Delta Worksurface
--------------------------------------------------------------------------------
2               Aalto Lounge Chair
--------------------------------------------------------------------------------
1               Vertex Lecturn
--------------------------------------------------------------------------------
10              42x84 Rectangular Table
--------------------------------------------------------------------------------
4               30x72 Rectangular Table
--------------------------------------------------------------------------------
1               30x60 Rectangular Table
--------------------------------------------------------------------------------
14              30x48 Rectangular Table
--------------------------------------------------------------------------------
14              30x42 Bean Table
--------------------------------------------------------------------------------
14              Basic Cabinet with Lock
--------------------------------------------------------------------------------
2               Mail Center Sorter
--------------------------------------------------------------------------------
1               Glass Top Lafayette Table
--------------------------------------------------------------------------------
12              Flexible Cable Duct (Wiring Accessory)
--------------------------------------------------------------------------------
                Kastle Systems- Electronic Security System
--------------------------------------------------------------------------------
                Kastle Systems- Silent Alarm System
--------------------------------------------------------------------------------
                Kastle Systems- Video Intercom System
--------------------------------------------------------------------------------
                Existing Meridian Phone System
--------------------------------------------------------------------------------
                Existing 400 Telephone Sets (M3902 etc.)
--------------------------------------------------------------------------------
                Voicemail system hardware and software
--------------------------------------------------------------------------------
                Call pilot, desktop messaging, recorder announcers
--------------------------------------------------------------------------------
                All existing horizontal and vertical cabling
                plant/infrastructure (fiber and
--------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------
                copper)
--------------------------------------------------------------------------------
                Existing Data Center, UPS and air conditioning
--------------------------------------------------------------------------------
                All existing kitchen fixtures
--------------------------------------------------------------------------------

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                                   SCHEDULE 2

                  ESCROW PROVISIONS:
                  -----------------

                  (i) Escrow Agent may act upon any instrument or other writing believed by it in good faith to be genuine and to be signed and presented by the proper person without being required to determine the accuracy and correctness thereof or the authority of such person and it shall not be liable in connection with the performance of any duties imposed upon Escrow Agent by the provisions of this Agreement, except for damage caused by Escrow Agent's own gross negligence or willful default. This Agreement expressly sets forth all the duties of Escrow Agent with respect to all matters pertinent hereto and Escrow Agent shall have no implied duties or responsibilities read into this Agreement against it. Escrow Agent shall not be bound by any modification of this Agreement, unless the same is in writing and signed by the parties hereto, and, if Escrow Agent's duties hereunder are affected, unless Escrow Agent shall have given its prior written consent thereto.

                  (ii) In the event that the Escrow Agent shall be uncertain as to the Escrow Agent's duties hereunder, or shall receive instructions from the parties which, in the Escrow Agent's opinion, are in conflict with any of the provisions hereof, the Escrow Agent shall have the right, upon written notice to the parties, but not the obligation, to refrain from taking any action, other than to continue to hold in escrow, until otherwise directed by a final Court Order or by a joint authorization. Escrow Agent shall not be obligated to, but may, institute legal proceedings of any kind, including, but not limited to, a legal proceeding or action in a court of competent jurisdiction to determine Escrow Agent's obligations hereunder; provided that Escrow Agent shall give at least five (5) days' written notice to the parties prior to instituting any such proceeding, and shall refrain from initiating such action if it receives a joint authorization from the parties to the contrary within such 5-day period.

                  (iii) The parties hereto acknowledge and agree that Escrow Agent shall be reimbursed in equal amounts by the parties all reasonable expenses, disbursements and advances actually incurred or made by Escrow Agent, to the extent necessary, in connection with the performance of its duties under this Agreement (including reasonable fees, disbursements and expenses of its attorneys and other professionals employed by it at customary billing rates).

                  (iv) The parties hereto shall and hereby do, severally, indemnify, defend and hold harmless Escrow Agent from and against all losses, claims, liabilities, actions, proceedings, settlements, judgments, fees, expenses and costs, including but not limited to, reasonable attorneys' fees and disbursements, arising out of, and/or incurred in connection with, the Agreement, except with respect to those arising with respect to claims based on Escrow Agent's gross negligence or willful misconduct that are successfully asserted against Escrow Agent.


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